P LA YB O Y PLAYBOY Investor Presentation Playboy, Inc. NASDAQ: PLBY Prepared : JUNE 2026

P LA YB O Y Legal Disclaimer This presentation (this “Presentation”) is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation of Playboy, Inc . and its business (collectively, “Playboy” or the “Company”) and for no other purpose . No representations or warranties, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law in no circumstances will Playboy or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . INDUSTRY & MARKET DATA Industry and market data used in this Presentation have been obtained from third party industry publications and sources as well as from research reports prepared for other purposes or the Company's internal data and estimates . Independent research reports, industry publications and other published industry sources generally indicate that the information therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information . The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change and the Company undertakes no obligation to update such data, except as required by law. FORWARD - LOOKING STATEMENTS Certain statements included in this Presentation that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Playboy’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Playboy . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward - looking statements . Most of these factors are outside Playboy’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq ; (2) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions ; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company’s ability to retain its key employees ; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions ; (5) changes in applicable laws or regulations ; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, tariffs, foreign currency exchange rates or other economic, business, and/or competitive factors ; (7) risks relating to the uncertainty of the projected financial information of the Company, including changes in the Company’s estimates of cash flows and the fair value of certain of its intangible assets, including goodwill ; (8) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones ; (9) changing demand or shopping patterns for the Company’s products and services ; (10) failure of licensees, suppliers or other third - parties to fulfill their obligations to the Company ; (11) the Company’s high concentration of licensing revenue from a small number of licensees ; (12) the Company’s ability to comply with the terms of its indebtedness and other obligations ; (13) changes in financing markets or the inability of the Company to obtain financing on attractive terms ; and (14) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10- K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission . The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward - looking statements, which speak only as of the date which they were made . The Company does not undertake any obligation to update or revise any forward - looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based . In addition, forward - looking statements reflect Playboy’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Playboy anticipates that subsequent events and developments will cause Playboy’s assessments to change . However, while Playboy may elect to update these forward - looking statements at some point in the future, Playboy specifically disclaims any obligation to do so . These forward - looking statements should not be relied upon as representing Playboy’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . NO OFFER OR SOLICITATION This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom . USE OF PROJECTIONS This Presentation contains projected (or ‘pro forma’) financial information with respect to the Company . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information or pro forma financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . FINANCIAL INFORMATION ; NON - GAAP FINANCIAL MEASURES The financial information, data and projections contained in this Presentation do not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filings made by the Company with the SEC or any amendments thereto, and such differences may be material . Unless the context otherwise requires, all references in this Presentation to the “Company,” “we,” “us” or “our” refer to Playboy, Inc . and its consolidated subsidiaries, including Playboy Enterprises, Inc . Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . The Company believes that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, some of which present similar non- GAAP financial measures to investors . Management does not consider these non- GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non- GAAP financial measures is that they may exclude significant expenses or revenue that are required by GAAP to be recorded in the Company’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non- GAAP financial measures . In order to compensate for these limitations, management typically presents non - GAAP financial measures in connection with GAAP results . You should review the Company’s audited financial statements and any reconciliations of non - GAAP measures to the closest GAAP measure, which may be included in this Presentation and/or the Company’s filings with the SEC . TRADEMARKS This Presentation contains trademarks, service marks, trade names, copyrights and other information owned by the Company and other companies, which are the property of their respective owners . The use of third - party intellectual property or other information by the Company in this Presentation is used to describe past or current collaborations or press or social media mentions or depictions of the Company and its products and does not constitute an active affiliation with or endorsement by such third - party . 2

P LA YB O Y Corporate Overview 3 A global lifestyle, media, and licensing company coupled with a growing DTC brand Global Recognition: One of the world's most recognizable brands, with products and content available in over 100 countries Timeless Brand: 73 years of cultural IP — journalism, photography, and design that are nearly impossible to replicate today Dual Audience: Men drive engagement and subscriptions; women participate as creators and consumers of licensed products Asset -Light Model: Licensing, media, and hospitality generate high -margin revenue DTC Growth Platform: Honey Birdette provides direct - to-consumer growth in premium lingerie NASDAQ PLBY 2025 Revenue $120.9M Cash & Cash Equivalents 1 $30.2M Shares Outstanding 2 117.5M Float 2 59.3M Shares Insider Holdings 49.6% Headquarters 3 Miami Beach, FL 1. As of March 31, 2026 2. As of June 10, 2026 3. As announced on 8/13/2025

P LA YB O Y The Turnaround Is Delivering Results 4 Five consecutive quarters of positive Adjusted EBITDA 1 A reconciliation of Net Income (Loss) to Adjusted EBITDA can be found in the Company's annual report on Form 10 -K and quarterly reports on Form 10 -Q filed with the SEC 2 18-month period from the end of 3Q'24 to the end of 1Q’26 Doubled Adjusted EBITDA YoY in the first quarter of 2026 Positioned the company around a high -margin licensing business Decreased senior debt by nearly $73 million 2 Simplified operations through divestitures and outsourcing Focused on brand health and increasing profitability at Honey Birdette Adjusted EBITDA 1 | ($ in millions) - $2.5 $2.4 $5.0 - $2.9 $3.5 - $0.6 $4.1 - $0.1 $7.1 2024 2025 2026

P LA YB O Y Strategic Licensing Partnership with UTG 5 Playboy entered into a joint venture agreement to sell UTG a 50% interest in its China licensing business for $45M in cash $67M in guaranteed minimum annual distributions over 8 years $10M in brand support payments over 3 years $52 million will be used for debt reduction over three closings UTG assumes operating risk while Playboy retains annual payments and ability to participate in any upside UTG is an experienced and globally respected Chinese licensing operator, managing a robust portfolio of brands, including Jeep and Dickies Accelerates Deleveraging $122M in total guaranteed minimum payments with possible profit share upside

P LA YB O Y • By Q1 2028, targeting: • $108M in gross debt • $7M in annualized cash interest savings from 4Q’25 • Reduced senior debt balance from $218M to $145M today • Completed first UTG paydown of $15M in Q1 2026 with two additional $18.3M paydowns scheduled for Q1 2027 and Q1 2028 6 Path to ~50% Debt Reduction by Q1 2028 Deleveraging Creates Financial Flexibility $218 $153 $160 $145 $127 $108 $19.3 $10.2 $16.6 $14.5 $12.2 $9.7 Q3 '24 Q4 '24 Q4 '25 Q1 '26 Q1 '27 Q1 '28 Start Forgiveness PIK Ends Paydown 1 Paydown 2 Paydown 3 ■ Gross Debt Balance ■ Cash Interest $ in millions

Two Growth Platforms - Four Drivers of Value

Together these growth drivers create a more diversified and durable business

01	02	03	04
Licensing	Media & Experiences	Hospitality	Honey Birdette
CASH FLOW	**AUDIENCE GROWTH**	**EXPERIENCES**	**DTC GROWTH**

Licensing, Media & Experiences, and Hospitality are powered by the Playboy brand. Honey Birdette provides a separate premium direct-to-consumer growth engine.

PLAYBOY

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P LA YB O Y PLAYBOY PLATFORM: BRAND FOUNDATION 8

P LA YB O Y 9 An Irreplaceable Brand A unique asset: The Playboy brand — 73 years of cultural IP that cannot be recreated today Efficient to exploit: Creators, celebrities, and talent want to be in and associated with Playboy, so the best content comes to us at scale Drives growth: New content is the engine — it keeps the brand relevant and powers licensing, media, and hospitality A self -sustaining foundation behind three of our four growth pillars

P LA YB O Y A Brand That Converts to Revenue 10 Worldwide reach and recognition that already translate into high -margin licensing revenue $46M LICENSING REVENUE Highly profitable 100+ COUNTRIES Global footprint 27M SOCIAL FOLLOWERS Large audience Billions IMPRESSIONS /YR Earned visibility

P LA YB O Y • Playboy serves a large male audience seeking lifestyle, culture, relationships, and entertainment content • Men drive membership, subscriptions, and platform growth • Women participate as creators, Playmates, and cultural voices, helping drive brand relevance and licensed product sales • Both audiences convert commercially — men and women each represent significant purchasing cohorts across licensed products 11 A Dual -Audience Brand in a Wide -Open Market Male and female audiences drive distinct but complementary demand

P LA YB O Y 12 Commercial Demand I s Broader Than the Content Audience A rare advantage in media and lifestyle Content consumption skews male, while purchasing behavior is nearly evenly split between men and women Can create a broader commercial opportunity than other lifestyle and media brands A balanced purchaser base increases licensing opportunities across a wider range of product categories The result is a brand that monetizes across both audiences, not just the audience that consumes the content 1 Weighted average across all of Playboy’s social channels. As of 10/31/2025. 2 Based on data provided by licensees. As of 9/30/2025. 77% 23% MALE FEMALE 45% 55% MALE FEMALE CONTENT CONSUMPTION LICENSING PURCHASERS

P LA YB O Y A Brand With a Self -Reinforcing Engine The magazine's prestige draws talent that creates content, builds audience, and drives commerce 13 Talent A magazine feature is rare and highly selective. That exclusivity is what makes inclusion such a powerful draw for the most sought -after talent. Content Talent creates content that powers our social and digital channels with limited internal production costs Audience Content expands audience reach across social and digital platforms Commerce Audience engagement creates opportunities across media, licensing, experiences, and hospitality Stage 1 Stage 2 Stage 3 Stage 4

The Engine at Scale: The Great Playmate Search

Every contestant becomes a distribution channel

~500K

VOTERS — CONTEST ONE

Every contestant brings their own audience onto our platforms.

OWNED

FIRST-PARTY AUDIENCE

Voters are relationships we keep engaging — unlike anonymous newsstand buyers.

ROSTER

WINNERS & FINALISTS

Contestants become influencer partners we keep working with, win or not.

PROOF THE ENGINE IS SCALING

CONTEST ONE 16K contestants → 500K voters · completed

CONTEST TWO 45K contestants → voting opened June 8th

PLAYBOY

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PLAYBOY

Proof the Engine Works as One System

April 2026 — the Karol G cover

PROOF IN MARKET

22,000	5.2B	70M+	200K+
ISSUES PRINTED	PRESS IMPRESSIONS	SOCIAL VIEWS	PLAYBOY.COM VISITORS
Sold out at newsstand.	Earned media in the release window.	Karol G content, no paid amplification.	Digital cover story traffic.

Our goal is to make this operating cadence repeatable across the FY26 calendar. Release high-quality content more often.

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P LA YB O Y PILLAR 1: LICENSING 16 Today's cash flow engine — high-margin, recurring, contractual revenue

P LA YB O Y Licensing Is Today's Cash Flow Engine 17 High -margin, recurring revenue with significant contracted visibility Note: All figures based on FY2025 actual results 90% LICENSING GROSS MARGIN Highly profitable 90% OF LICENSING REVENUE GUARANTEED Predictable and recurring $330M + UNRECOGNIZED FUTURE REVENUE Long -Term Strategic Licensee Relationships 38% LICENSING AS A PERCENT OF TOTAL Largest source of recurring revenue

P LA YB O Y Playboy’s G lobal R ecognition E xceeds I ts G lobal P enetration 18 $12.6 China U.S. & Canada$6.6 • China and North America represented approximately 73% of licensing revenue in 2025 • Global brand recognition significantly exceeds current market penetration, creating opportunities across • EMEA • Latin America • APAC $7.2 Rest of World 25% OF TOTAL 48% OF TOTAL 27% OF TOTAL Significant Global Expansion Opportunity (excludes licensed digital businesses)

Growth Beyond Apparel & Accessories

Expanding licensed category representation across lifestyle, beauty, home, and gaming

Apparel & Accessories anchors current consumer products licensing revenue

Significant headroom in beauty, wellness, home, and gaming — each a category where Playboy has natural cultural permission

Entertainment and experiential licensing is a long-term differentiator and growth driver



Apparel & Accessories
72%
Gaming
12%
Wellness
5%
Tobacco
3%
Beauty/Bath & Body
3%
Food & Beverage
2%
Print Magazine
2%
Home & Lifestyle
1%
Land-Based Entertainment
1%

PLAYBOY 19

P LA YB O Y PILLAR 2: MEDIA & EXPERIENCES 20 Recurring revenue from cultural relevance — content, membership, and sponsor -funded events

P LA YB O Y The Playmate Powers Every Brand Experience E ach activated across content, product, experience, and community 01 CONTENT Playmates drive audience growth and social engagement. 02 PRODUCT The modern Playmate expands the brand into beauty, wellness, apparel, and lifestyle categories. 03 EXPERIENCE She is what sponsors pay to access and why members pay a premium . She turns a venue into a Playboy moment. 04 COMMUNITY She drives memberships, subscriptions, and direct audience engagement. ONE ASSE T, FOUR ACTIVATIONS 21

P LA YB O Y 22 Three Signature Content Franchises Recurring content franchises that generate audience, sponsorship, and cultural relevance 01 THE PLAYMATE DISCOVERY SERIES 5- episode quarterly mini - series Talent - Creates a new class of year - round Playboy ambassadors. [B&W ARCHIVE] Iconic Interview portrait 02 THE PLAYBOY INTERVIEW, REVIVED Premium long - form video Prestige - One definitive cultural conversation per quarter, distributed across every platform. 03 THE PLAYBOY CULTURAL INDEX Data on desire, relationships, and the good life Data - Generates earned media, sponsorship opportunities, and brand authority. Recurring content that compounds audience, engagement, and sponsorship value.

P LA YB O Y A 73 -Year Archive Becomes More Valuable in an AI World AI increases the value of content we already own 23 FROM ARCHIVE TO ASSET [ ARCHIVE FILM ] Iconic B&W cover or Mansion -era frame, restored to 4K 01 RESTORE Decade s-old footage upscaled to 4K. Mansion film and Interview tape restored at a fraction of original cost. 02 REPACKAGE Static photography becomes cinematic Reels, and peak moments auto -clip into new formats for every modern platform. 03 DISCOVER [ ASSET LIBRARY ] Contact -sheet grid —the searchable archive at scale Millions of assets made searchable and monetizable —AI surfaces the right moment, audience, and partner on demand.

Building a Direct-to-Consumer Membership Platform

Content attracts members. Community increases engagement, retention, and lifetime value

DIGITAL

$24.99 / yr · renews at $59.99

Members-only articles & pictorials. Every Playmate of the Month. Quarterly digital magazine. Full archive, 1953–today.

AS IT EVOLVES

Voting credits · merchandise discounts · event ticket priority

DIGITAL + PRINT

$69.99 / yr · renews at $99.99

Everything in Digital, plus the collectible quarterly print magazine delivered, and the annual Playmate calendar.

AS IT EVOLVES

Member events · discovery series voting · limited drops · Founders' Circle

Our objective is to deepen member engagement while increasing lifetime value.

PLAYBOY

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A Sponsor-Funded Event Calendar

Sponsor-funded events create recurring audience, content, and partnership opportunities

FOUR PEAKS, ONE CALENDAR

01

GOLF TOURNAMENT

Celebrity invitational. Sponsor and foursome economics validated at scale.

02

PLAYMATE OF THE YEAR

The annual marquee. Talent, press, and the calendar's biggest content moment.

03

HALLOWEEN

Playboy's most iconic cultural moment, redesigned for sponsorship and audience engagement.

04

ART BASEL

Premium cultural activation that combines press, partnerships, and brand visibility.

Each event is designed to generate sponsorship revenue, months of content, and expanded partner relationships.

PLAYBOY
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P LA YB O Y PILLAR 3: HOSPITALITY 26 An asset -light way to bring the brand into the physical world

Hospitality Extends the Brand Beyond Events

Creating destinations where consumers can experience the brand year-round

Miami Beach selected for the first new flagship Playboy Club

License the Playboy brand to experienced hospitality operators

Third-party capital funds development and operations

Playboy earns brand and membership economics

Limited capital requirements and controlled risk profile

45 ICONIC CLUBS
Owned and licensed worldwide

9 COUNTRIES
Global hospitality footprint at peak

73 YEARS
Of brand heritage and cultural relevance

PLAYBOY 27

P LA YB O Y PILLAR 4 (HONEY BIRDETTE): U.S. ONLINE & IN -STORE 28 A premium DTC brand with U.S. upside — profitability rebuilt, growth returning

P LA YB O Y 29 Improving Profitability Through Premium Positioning 1. A reconciliation of direct - to-consumer Operating income to direct - to-consumer Adjusted Operating Income can be found in the Company's quarterly and annual reports on Form 10 -Q and 10 -K filed with the SEC. 2. Excludes intercompany expense allocation of $4.0 million in 2023, $3.7 million in 2024, and $3.9 million in 2025. 3. 2024 excludes a one -time gain of $0.9 million related to an accounts payable credit for technology services. Reoriented customers toward full -price purchasing behavior Gross margin expanded from 41% to 60% in two years Adjusted operating income improved from a loss to sustained profitability Positioned to return to top - line growth from a stronger earnings base 41% 56% 60% 2023 2024 2025 Gross MarginSales $78 $70 $71 2023 2024 2025 ($ in millions) Adjusted Operating Income 1/2/3 -$6.5 $5.5 $6.6 2023 2024 2025 ($ in millions) Repositioning the brand toward full -price sales materially improved margins

P LA YB O Y 30 The Repositioning Is Working Physical retail has delivered six consecutive quarters of positive comp growth Growth has been achieved while maintaining premium pricing discipline Ecommerce returned to growth following difficult post -pandemic comparisons Both channels are contributing to a sustainable return to top - line growth - 10% - 10% - 2% 13% 22% 28% 22% 17% 17% 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 5% - 18% - 2% - 5% - 2% 16% 3% 11% 10% 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Brick -and -Mortar Comp Store Sales Total Company Comp Store Sales Growth is returning as the benefits of the premium repositioning take hold

PLAYBOY

The U.S. Represents Our Largest Growth Opportunity

Strongest unit economics across both physical and online stores

This is not a product-market-fit story - it's a distribution story

Underpenetrated in the U.S.



POPULATION
AUS
28M
U.S.
338M
12x
U.S. vs. AUS
ADDRESSABLE MARKET FOR LINGERIE
AUS
$3B
U.S.
$23B
7.7x
U.S. vs. AUS
HONEY BIRDETTE SALES MIX
AUS
48%
U.S.
52%
~par
U.S. vs. AUS



Honey Birdette

1. Mix between U.S. and Australia only. Combined those two markets represent 90% of revenue.
2. U.S. population size from the United States Census Bureau and Australia population size from the Australian Bureau of Statistics. All figures as of year-end 2025.
3. Lingerie market sizes from IMARC Group. All figures for 2025.

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P LA YB O Y 32 U.S. Stores Deliver Superior Unit Economics New store formats reduce buildout costs while maintaining premium brand presentation Future expansion remains focused on locations with proven return thresholds Opportunity to open approximately ten flagship stores over the next two to three years $645 $1,142 Non-U.S. U.S. 14% 33% Non-U.S. U.S. 1.8x vs. Non -U.S. 2.4x vs. Non -U.S. Materially higher sales productivity and profitability Average Sales per Square Foot Average 4 -Wall EBITDA Margin

PLAYBOY

The U.S. Customer Generates the Highest Returns

Higher spend, lower acquisition cost, and superior lifetime value

U.S. customers spend more on their first purchase

Customer acquisition costs are among the lowest in the business

Three-year lifetime value significantly exceeds every major market

Strong economics support continued investment in customer acquisition



Average Order Value
$119
$278
$195
Australia
U.S.
Global



Advertising as % of Sales
7.8%
7.0%
7.3%
Australia
U.S.
Global



3-Year Lifetime Revenue
$239
$580
$454
Australia
U.S.
U.K. & E.U.

1. All figures for 4Q 2025.
2. Global category is composed of all countries Honey Birdette ships product - Australia, the United States, the United Kingdom, and the E.U.
3. Based on cohort data from 2014 – November 2025.

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Investment Summary

1. *Irreplaceable brand. Seven decades of cultural IP powering a diversified business model across four growth pillars*

2. *Durable cash flow. High-margin licensing revenue — 90% guaranteed[1] — with $340M+ in unrecognized future revenue and expanding profitability at Honey Birdette*

3. *Financial discipline. Five consecutive quarters of positive Adj. EBITDA, active debt reduction, and a clear path to deleveraging*

[1] Based on fiscal year 2025 licensing revenue

PLAYBOY
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P LA YB O Y 35 THANK YOU Investor Relations Contact: investors@playboy.com Instagram icon - Free download on Iconfinder Facebook Logo PNG With Transparent Background Download Tiktok, Logo, Brand. Royalty-Free Stock Illustration Image - Pixabay Hilarious brand kit confirms the X logo is here to stay ...

P LA YB O Y APPENDIX: FINANCIALS 36

P LA YB O Y Income Statement & Adjusted EBITDA 37 INCOME STATEMENT Q1 2026 Q1 2025 Net revenues $30,236 $28,875 Cost of sales $(9,544) $(9,053) Selling and administrative expenses $(23,234) $(25,397) Impairments $ — $(301) Other operating income (expense), net $901 $(384) Operating income (loss) $(1,641) $(6,260) Interest expense, net $(2,499) $(1,888) Other income (expense), net $1,027 $202 Loss before income taxes $(3,113) $(7,946) Benefit (expense) from income taxes $(850) $(1,095) Net loss $(3,963) $(9,041) ADJUSTED EBITDA RECONCILIATION Q1 2026 Q1 2025 Net loss $(3,963) $(9,041) Interest expense, net $2,499 $1,888 Tax expense (benefit) $850 $1,095 Depreciation and amortization $945 $804 EBITDA $331 $(5,254) Transaction expenses $3,474 $ — Transition expenses $ — $3,830 Severance $67 $2,271 Stock -based compensation $1,169 $687 Impairments $ — $301 Other $(25) $542 Adjusted EBITDA $5,016 $2,377 Source: Playboy, Inc. 10-Q for the three months ended March 31, 2026 and March 31, 2025. ($ in thousands) ($ in thousands)

P LA YB O Y Balance Sheet 38 Mar 31, 2026 Dec 31, 2025 ASSETS Current assets: Cash and cash equivalents $30,167 $37,801 Restricted cash $100 $100 Receivables, net $3,678 $4,120 Inventories, net $11,421 $12,934 Prepaid expenses and other current assets $11,004 $7,425 Assets held for sale $3,088 $3,088 Total current assets $59,458 $65,468 Restricted cash, noncurrent $4,423 $4,920 Property and equipment, net $4,442 $4,227 Operating right -of-use assets $14,892 $16,019 Goodwill $38,016 $37,467 Other intangible assets, net $155,991 $155,882 Contract assets, noncurrent $7,767 $7,467 Other noncurrent assets $793 $922 Total assets $285,782 $292,372 Mar 31, 2026 Dec 31, 2025 LIABILITIES AND EQUITY Current liabilities: Accounts payable $12,001 $11,930 Deferred revenues, current $8,027 $11,015 Operating lease liabilities, current $7,264 $7,406 Long - term debt, current portion $ — $1,524 Other current liabilities and accrued $32,400 $31,919 Total current liabilities $59,692 $63,794 Deferred revenues, noncurrent $12,532 $14,252 Long - term debt, net of current $157,497 $172,645 Deferred tax liabilities, net $6,411 $6,418 Operating lease liabilities, noncurrent $13,211 $14,770 Other noncurrent liabilities $2,359 $2,326 Total liabilities $251,702 $274,205 Mezzanine equity: Redeemable noncontrolling interest $(208) $(208) Stockholders' equity: Common stock $12 $11 Treasury stock $(7,273) $(5,445) Additional paid - in capital $777,751 $757,441 Accumulated other comprehensive loss $(26,124) $(26,716) Accumulated deficit $(710,879) $(706,916) Total stockholders' equity $33,487 $18,375 Noncontrolling interest $801 $ — Total equity $34,288 $18,375 Total liabilities, mezzanine equity and equity $285,782 $292,372 ($ in thousands). Source: Playboy, Inc. 10-Q and 10 -K ($ in thousands) ($ in thousands)